                                                                   Exhibit 10.14

                              AGREEMENT AND WAIVER

     THIS AGREEMENT AND WAIVER is made as of November 14, 2001, by and between SIGNAL TECHNOLOGY CORPORATION (the "Borrower") and FLEET NATIONAL BANK (the "Lender").

     WHEREAS, the Borrower and the Lender are parties to a certain third Amended and Restated Credit Agreement, dated as of February 27, 2001, as amended (the "Credit Agreement"; terms used herein and not otherwise defined are used herein as defined in the Credit Agreement); and

     WHEREAS, the Borrower has requested certain changes to and certain waivers under the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Limitation on Revolving Credit Loans, Equipment Loans and Letters of Credit. Notwithstanding anything to the contrary contained in any of the Loan Documents, on and after November 14, 2001 (the "Suspension Date"), until otherwise consented to in writing by the Lender (which consent shall be given in the Lender's sole and absolute discretion), (i) no additional Revolving Credit Loans or Equipment Loans, shall be made to the Borrower under the Credit Agreement and (ii) no new Letters of Credit shall be issued for the account of the Borrower under the Credit Agreement; provided, however, that the foregoing shall not prohibit the Borrower from converting all or part of any Loan or Loans outstanding on the Suspension Date to a Loan or Loans of another Type in accordance with the Credit Agreement, and; provided, further, that any unpaid Reimbursement Obligation of the Borrower shall be deemed to be a Revolving Credit Loan in accordance with Section 2A.3 of the Credit Agreement. Without limiting the generality of the foregoing, no mandatory or optional repayment or prepayment of any Loan (including Revolving Credit Loans and Equipment Loans) or Reimbursement Obligation, shall permit the Borrower to reborrow such amounts under the Credit Agreement.

     2. Fees. All fees and other amounts due under the Credit Agreement, including without limitation, Commitment Fees, shall continue to accrue and be due and payable in accordance with the Credit Agreement. Without limiting the foregoing and notwithstanding Sections 2.1 (f)(iv) and 2.1 (f)(v) of the Credit Agreement, the Revolving Credit Commitment shall be deemed to be $20,000,000 at all times on and after the Suspension Date.

     3. Representations. The Borrower represents and warrants to the Lender as follows:

          (a) The Borrower is not in compliance with: (i) the requirements of
Section 6.1 of the Credit Agreement for the fiscal quarter ended September 30, 2001; (ii) the requirements of Section 6.2 of the Credit Agreement for the four consecutive fiscal quarters ended September 30, 2001; and (iii) the requirements of Section 6.3(a) of the Credit Agreement for the fiscal quarter ended September 30, 2001.

          (b) Other than as described in Paragraph 3(a) hereof, no Default has occurred and is continuing as of the date hereof;

          (c) The representation and warranties contained in Section IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof (except with respect to Defaults referenced in Paragraph 3(a) hereof, and except to the extent that such representations and warranties expressly relate to an earlier date); and

          (d) The resolutions referred to in Section 3.1 of the Credit Agreement remain in full force and effect on and as of the date hereof.

     4. Waiver. The Lender hereby waives the Defaults referenced in Paragraph 3(a) hereof.

     5. General. The foregoing agreement and waivers are limited as provided herein and not extend to any other provisions of the Credit Agreement not specified herein or to any other matter. The Credit Agreement is ratified and confirmed and shall continue in full force and effect as modified hereby. This Agreement and Waiver may be executed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.



                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, this Agreement and Waiver has been executed as a sealed instrument as of the date first set forth above.



                                                   SIGNAL TECHNOLOGY CORPORATION

                                                     By: /s/ ROBERT N. NELSEN
                                                         --------------------
                                                          Name: ROBERT N. NELSEN
                                                          Title: CFO


                                                   FLEET NATIONAL BANK

                                                     By: /s/ MICHAEL J. BASSICK
                                                          ---------------------
                                                          MICHAEL J. BASSICK
                                                          VICE PRESIDENT












                                       3